UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): November 3, 2009

Emerson Electric Co.

-------------------------------------------------

(Exact Name of Registrant as Specified in Its Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2009, the Board of Directors of Emerson Electric Co. (the “Company”) adopted amendments to the Company’s Bylaws, effective on that date. The amended Bylaws, and a copy of the amended Bylaw provision marked to show changes from the prior Bylaw provision dated November 4, 2008, are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Article III, Section 3, which provided that no Director is permitted to stand for election or re-election to the Board after reaching the age of 72, has been amended to allow Rozanne L. Ridgway and Vernon R. Loucks, Jr. to serve as members of the Company’s Board of Directors for one additional year, until the Annual Meeting of Stockholders to be held in February 2011.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description of Exhibits

3.1	Bylaws of Emerson Electric Co., as amended through November 3, 2009.

3.2	Amended Bylaw provision of Emerson Electric Co., as amended through November 3, 2009, marked to show changes from prior Bylaw provision as amended through November 4, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: November 6, 2009	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

3.1	Bylaws of Emerson Electric Co., as amended through November 3, 2009.

3.2	Amended Bylaw provision of Emerson Electric Co., as amended through November 3, 2009, marked to show changes from prior Bylaw provision as amended through November 4, 2008.